EXHIBIT 21

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

ADC PHILIPPINES, INC.	PHILIPPINES
ADESPAN S.R.L.	ITALY
ADESPAN U.K. LIMITED	UNITED KINGDOM
ADHICOM S. A.	FRANCE
ADHIPRESS S. A.	FRANCE
ADHIPRESS BANGLADESH LTD.	BANGLADESH
ADHIPRESS (HONG KONG) LTD.	HONG KONG
ALKAHN HONG KONG LABELS LTD.	HONG KONG
ALTERNATE LABELS & PRINTING (PTY) LTD	SOUTH AFRICA
ARTISTIC INTERNATIONAL (HK) LTD.	HONG KONG
ASTRIA S.R.L.	ITALY
ATP (AMERICAN TRIP PRODUCTS (ASIA) LIMITED	HONG KONG
AVERY CORP.	U.S.A.
AVERY DE MEXICO S.A. DE C.V.	MEXICO
AVERY DENNISON-MAXELL K. K.	JAPAN
AVERY DENNISON HOLDINGS (MALTA) LIMITED	MALTA
AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
AVERY DENNISON BELGIE BVBA	BELGIUM
AVERY DENNISON BV	NETHERLANDS
AVERY DENNISON CANADA INC.	CANADA
AVERY DENNISON CHILE S.A.	CHILE
AVERY DENNISON COLOMBIA S. A.	COLOMBIA
AVERY DENNISON CONVERTED PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. DE C. V.	EL SALVADOR
AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
AVERY DENNISON CORPORATION	U.S.A.
AVERY DENNISON C.A.	VENEZUELA
AVERY DENNISON DE ARGENTINA S.A.	ARGENTINA
AVERY DENNISON DEUTSCHLAND GMBH	GERMANY
AVERY DENNISON DO BRASIL LTDA.	BRAZIL
AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON EUROPE GMBH	SWITZERLAND
AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GMBH & CO KG	GERMANY
AVERY DENNISON FINANCE BELGIUM BVBA	BELGIUM
AVERY DENNISON FINANCE GERMANY GMBH	GERMANY
AVERY DENNISON FINANCE LUXEMBOURG II SARL	LUXEMBOURG
AVERY DENNISON FINANCE LUXEMBOURG S. A. R. L.	LUXEMBOURG
AVERY DENNISON FINANCE LUXEMBURG III SARL	LUXEMBOURG
AVERY DENNISON FOUNDATION	U.S.A.

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

AVERY DENNISON FRANCE S.A.S.	FRANCE
AVERY DENNISON G HOLDINGS I LLC	U.S.A.
AVERY DENNISON G HOLDINGS III LLC	U.S.A.
AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
AVERY DENNISON GROUP DANMARK APS	DENMARK
AVERY DENNISON GROUP SINGAPORE (PTE) LIMITED	SINGAPORE
AVERY DENNISON HOLDING AG	SWITZERLAND
AVERY DENNISON HOLDING GMBH	GERMANY
AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
AVERY DENNISON HOLDINGS LIMITED	AUSTRALIA
AVERY DENNISON HOLDINGS NEW ZEALAND LIMITED	NEW ZEALAND
AVERY DENNISON HONG KONG BV	NETHERLANDS
AVERY DENNISON HUNGARY LIMITED	HUNGARY
AVERY DENNISON IBERICA, S.A.	SPAIN
AVERY DENNISON INVESTMENT LUXEMBOURG II SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON INVESTMENTS THE NETHERLANDS BV	NETHERLANDS
AVERY DENNISON ITALIA S.R.L.	ITALY
AVERY DENNISON KOREA LIMITED	KOREA
AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON MANAGEMENT GMBH	GERMANY
AVERY DENNISON MANAGEMENT KGAA	LUXEMBOURG
AVERY DENNISON MANAGEMENT S.A.R.L.	LUXEMBOURG
AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
AVERY DENNISON MATERIALS GMBH	GERMANY
AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
AVERY DENNISON MATERIALS RUSSIA LLC	RUSSIA
AVERY DENNISON MATERIALS SALES FRANCE S. A. S.	FRANCE
AVERY DENNISON MATERIALS SALES GERMANY GMBH	GERMANY
AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON MOROCCO SARL	MOROCCO
AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT III BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VI BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VII B.V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VIII COOPERATIES U.A.	NETHERLANDS
AVERY DENNISON NORDIC APS	DENMARK
AVERY DENNISON NORGE A/S	NORWAY

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
AVERY DENNISON OFFICE PRODUCTS DE MEXICO, S DE R.L. DE C.V.	MEXICO
AVERY DENNISON OFFICE PRODUCTS FRANCE S. A. S.	FRANCE
AVERY DENNISON OFFICE PRODUCTS HOLDINGS COMPANY	U.S.A.
AVERY DENNISON OFFICE PRODUCTS ITALIA S.R.L.	ITALY
AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
AVERY DENNISON OFFICE PRODUCTS U.K. LTD.	UNITED KINGDOM
AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
AVERY DENNISON OVERSEAS CORPORATION (JAPAN BRANCH)	JAPAN
AVERY DENNISON PENSION TRUSTEE LIMITED	UNITED KINGDOM
AVERY DENNISON PERU S. R. L.	PERU
AVERY DENNISON POLSKA SP. Z O.O.	POLAND
AVERY DENNISON PRAHA SPOL. R. O.	CZECH REPUBLIC
AVERY DENNISON REFLECTIVES DO BRAZIL LTDA.	BRAZIL
AVERY DENNISON RETAIL INFORMATION SERVICES DE MEXICO, S. A. DE C.V.	MEXICO
AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S. A.	DOMINICAN REPUBLIC
AVERY DENNISON RETAIL INFORMATION SERVICES EL SALVADOR S. A. DE C. V.	EL SALVADOR
AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
AVERY DENNISON RFID COMPANY	U.S.A.
AVERY DENNISON RINKE GMBH	GERMANY
AVERY DENNISON RIS KOREA LTD.	KOREA
AVERY DENNISON RIS LANKA (PRIVATE) LIMITED	SRI LANKA
AVERY DENNISON SCANDINAVIA APS	DENMARK
AVERY DENNISON SCHWEIZ AG	SWITZERLAND
AVERY DENNISON SECURITY PRINTING EUROPE APS	DENMARK
AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE
AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
AVERY DENNISON SUOMI OY	FINLAND
AVERY DENNISON SVERIGE AB	SWEDEN
AVERY DENNISON SYSTEMES D’ETIQUETAGE FRANCE S.A.S.	FRANCE
AVERY DENNISON TAIWAN LIMITED	TAIWAN
AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON VERMOGENSVERWALTUNGS GMBH & CO K.G.	GERMANY
AVERY DENNISON ZWECKFORM AUSTRIA GMBH	AUSTRIA
AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GMBH	GERMANY
AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GMBH	GERMANY
AVERY DENNISON ZWECKFORM UNTERSTUTZUNGSKASSE GMBH	GERMANY
AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS
AVERY DENNISON (BANGLADESH) LTD.	BANGLADESH

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
AVERY DENNISON (IRELAND) LIMITED	IRELAND
AVERY DENNISON (KUNSHAN) CO., LIMITED	CHINA
AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
AVERY DENNISON (QINGDAO) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA
AVERY DENNISON (THAILAND) LTD.	THAILAND
AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
AVERY DENNISON, S.A. DE C.V.	MEXICO
AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
AVERY GUIDEX LIMITED	UNITED KINGDOM
AVERY HOLDING LIMITED	UNITED KINGDOM
AVERY HOLDING S.A.S.	FRANCE
AVERY OFFICE PRODUCTS PUERTO RICO L.L.C.	PUERTO RICO
AVERY PACIFIC LLC	U.S.A.
AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
AVERY (CHINA) COMPANY LIMITED	CHINA
AVERY, INC.	U.S.A.
A.V. CHEMIE GMBH	SWITZERLAND
BONNIE NICE INDUSTRIES LTD.	HONG KONG
COLLITEX S.R.L.	ITALY
DENNISON COMERCIO, IMPORTACAS E EXPORTACAO LTDA.	BRAZIL
DENNISON DEVELOPMENT ASSOCIATES	U.S.A.
DENNISON INTERNATIONAL COMPANY	U.S.A.
DENNISON MANUFACTURING COMPANY	U.S.A.
EDMOND PACKAGING (GUANGZHOU) LTD.	CHINA
GUANGZHOU PAXAR TRADING CO. LTD.	CHINA
INDUSTRIAL DE MARCAS LTDA	COLOMBIA
JAC ASIA PACIFIC SDN BHD	MALAYSIA
JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
JAC DO BRASIL LTDA.	BRAZIL
JAC NEW ZEALAND LIMITED	NEW ZEALAND
JAC (U.K.) LIMITED	UNITED KINGDOM
JACKSTADT FRANCE S.N.C.	FRANCE
JACKSTADT GMBH	GERMANY
JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
JACKSTADT VERMOGENSVERWALTUNGS GMBH	GERMANY
L&E AMERICAS SERVICIOS, S. A. DE C.V.	MEXICO
L&E PACKAGING FAR EAST LIMITED	HONG KONG
MARKSTAR INTERNATIONAL LTD.	HONG KONG
MODERN MARK INTERNATIONAL LIMITED	HONG KONG

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

MONARCH INDUSTRIES, INC.	U.S.A.
MONARCH MARKING SYSTEMS HOLDINGS LTD	UNITED KINGDOM
MONARCH MARKING (S.E.A.) PTE. LTD	SINGAPORE
MONARCH SERVICE BUREAU LTD.	HONG KONG
PAXAR S. A.	FRANCE
PAXAR AMERICAS, INC.	U.S.A.
PAXAR BANGLADESH LTD.	BANGLADESH
PAXAR BENELUX BVBA	BELGIUM
PAXAR BULGARIA EOOD	BULGARIA
PAXAR B. V.	NETHERLANDS
PAXAR CANADA, INC.	CANADA
PAXAR CAPITAL CORPORATION	U.S.A.
PAXAR CENTRAL EUROPE GMBH	GERMANY
PAXAR CORPORATION	U.S.A.
PAXAR CORPORATION PTY LTD.	AUSTRALIA
PAXAR CORPORATION (MALAYSIA) SDN. BHD.	MALAYSIA
PAXAR CORPORATIVO MEXICO S. A. DE C. V.	MEXICO
PAXAR DE COLOMBIA FTZ LTDA	COLOMBIA
PAXAR DE COLOMBIA S.A.	COLOMBIA
PAXAR DE EL SALVADOR S. A. DE C. V.	EL SALVADOR
PAXAR DE GUATEMALA, S. A.	GUATEMALA
PAXAR DE MEXICO S. A. DE C. V.	MEXICO
PAXAR DE NICARAGUA. S.A.	NICARAGUA
PAXAR DO BRASIL LTDA	BRAZIL
PAXAR DOMINICANA S. A.	DOMINICAN REPUBLIC
PAXAR EUROPE (1998) LTD.	UNITED KINGDOM
PAXAR FAR EAST LTD.	HONG KONG
UNITED ARAB
PAXAR GULF FZCO	EMIRATES
PAXAR HONDURAS S. A.	HONDURAS
PAXAR IBERIA S. L.	SPAIN
PAXAR INDIA PRIVATE LTD.	INDIA
PAXAR ITALIA S.R.L.	ITALY
PAXAR KOREA LTD.	KOREA
PAXAR LANKA (PVT) LTD.	SRI LANKA
PAXAR MAURITIUS LTD.	MAURITIUS
PAXAR MOROC SARL	MOROCCO
PAXAR NTP A. S.	NORWAY
PAXAR PACKAGING (GUANGZHOU) LTD.	CHINA
PAXAR PAKISTAN (PVT) LTD.	PAKISTAN
PAXAR PERU S. A. C.	PERU
PAXAR POLSKA PS.ZO.O	POLAND
PAXAR PRINGING & PACKAGING (SHANGHAI) LTD.	CHINA
PAXAR ROMANIA S.R.L.	ROMANIA
PAXAR SCANDINAVIA AB	SWEDEN
PAXAR SISTEMAS LTDA	BRAZIL

JURISDICTION
2007 SUBSIDIARY	IN WHICH ORGANIZED

PAXAR SYSTEMS (GUANGZHOU) LTD.	CHINA
PAXAR TESLO A.S.	TURKEY
PAXAR UK LTD.	UNITED KINGDOM
PAXAR VIETNAM CO. LTD.	VIETNAM
PAXAR (CHINA) LTD.	HONG KONG
PAXAR (SINGAPORE) PTE LTD.	SINGAPORE
PAXAR (THAILAND) LIMITED	THAILAND
PT AVERY DENNISON INDONESIA	INDONESIA
PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA
P. T. PAXAR INDONESIA	INDONESIA
RAXAP ARRENDADORA, S. A. DE C. V.	MEXICO
RAXAP SERVICIOS, S. A. DE C. V.	MEXICO
RF IDENTICS, INC.	U.S.A.
RINKE DIS TISCARET LTD (SIRKETI)	TURKEY
RINKE ETIKET SERVIS SANAYI VE TICARET LTD SIRKETI	TURKEY
RINKE FAR EAST LTD	HONG KONG
RIPRO FAR EAST LTD	HONG KONG
RL FRANCE S. A.	FRANCE
RVL AMERICAS, S DE R.L. DE C.V.	MEXICO
RVL CENTRAL AMERICA, S. A.	GUATEMALA
RVL PACKAGING FAR EAST LIMITED	HONG KONG
RVL PACKAGING INDIA PRIVATE LIMITED	INDIA
RVL PACKAGING MIDDLE EAST F.Z.C.	UNITED ARAB EMIRATES
RVL PACKAGING SINGAPORE PTE LTD.	SINGAPORE
RVL PACKAGING TAIWAN LTD.	TAIWAN
RVL PACKAGING, INC.	U.S.A.
RVL PHILIPPINES, INC.	PHILIPPINES
RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
RVL PRINTED LABELS, LLC	U.S.A.
RVL SERVICE, S. DE R. L. DE C. V.	MEXICO
SECURITY PRINTING DIVISION, INC.	U.S.A.
STIMSONITE AUSTRALIA PTY LIMITED	AUSTRALIA
TESSITURA ITALIAN ETICHETTE S.R.L.	ITALY
TIADECO PARTICIPACOES, LTDA.	BRAZIL
UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG
WORLDWIDE RISK INSURANCE, INC.	U.S.A.